UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2007

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      000-31293                 77-0487526
-----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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      (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement


         On February 2, 2007, CHI 3, LLC ("CHI 3"), a Delaware single member limited liability company wholly owned by Equinix Operating Co., Inc. ("Op Co"), a Delaware corporation and wholly-owned subsidiary of Equinix, Inc. ("Equinix"), a Delaware corporation, entered into a Development Loan and Security Agreement (the "Loan Agreement") with SFT I, Inc. ("Lender"), a Delaware corporation, for a loan of up to $110 million (the "Loan") to be used for the development, design and construction of an approximately 250,000 square foot IBX data center located in Elk Grove Village, Illinois.

         The Loan has an initial three year term, bears interest at a floating rate of a one, three or six month LIBOR plus 2.75%, and is evidenced by the Loan Agreement, promissory notes in the original principal amount of $110 million, in favor of Lender and affiliates of Oak Hill Capital, and a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by CHI 3 for the benefit of Lender.

         In connection with the Loan, CHI 3, as landlord, and Op Co, as tenant, have entered into a Master Lease relating to such IBX data center and Equinix has entered into a Guaranty of Lease in favor of CHI 3 with respect to the obligations of Op Co under the Master Lease.

         Equinix has concurrently entered into an Environmental Indemnity Agreement, Guaranty and Completion Guaranty in favor of Lender pursuant to which Equinix guarantees performance of certain obligations of CHI 3 under the Loan.

         Lender (or its affiliates) owns a data center located in El Segundo, California leased by Op Co, and unimproved land in San Jose, California also leased by Op Co. Lender is also a party to a $100 million loan to another Equinix subsidiary secured by the 32-acre Beaumeade Business Park in Ashburn, Virginia.

         A copy of the related press release is attached hereto as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant


         Please refer to the disclosure in Item 1.01 above.

Item 9.01. Financial Statements and Exhibits


     (d) Exhibits.

         99.1     Press Release of Equinix, Inc. dated February 6, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EQUINIX, INC.


DATE:  February 6, 2007                        By: /s/ Keith D. Taylor
                                                   -----------------------------
                                                   Keith D. Taylor
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


        Exhibit
        Number            Description
        -------           -----------

        99.1              Press Release of Equinix, Inc. dated February 6, 2007.